UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2025

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Venture, Suite 220 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 808-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

On June 26, 2025, Mobix Labs, Inc. (“Mobix”) issued a press release announcing it has made an unsolicited, non-binding proposal to acquire Peraso Technologies Inc. (Nasdaq: PRSO) (“Peraso”) in a premium stock-for-stock transaction.

Under the proposed terms, Mobix would exchange newly issued MOBX common shares for each Peraso share at a twenty percent (20%) premium to Peraso’s thirty-day average closing share price through June 10, 2025.

A copy of the press release is furnished as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, statements regarding the intent, beliefs, expectations, or strategies of Mobix and its management team. These forward-looking statements relate to, among other things, Mobix’s unsolicited proposal to acquire Peraso, the anticipated benefits of such a transaction, including expected synergies, revenue growth, cost savings, operational efficiencies, market opportunities, and strategic positioning of the combined company. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding: (i) the anticipated strategic and financial benefits of the proposed transaction with Peraso; (ii) the timing, structure, and likelihood of completing any such transaction; (iii) the ability of Mobix to realize synergies from the proposed acquisition; (iv) the expected impact on revenue, margins, and profitability of the combined company; (v) future growth opportunities for Mobix and Peraso individually and on a combined basis; and (vi) Mobix’s plans if the Peraso board declines to engage. These forward-looking statements are based on current expectations, assumptions, and estimates, and are subject to numerous risks and uncertainties. These include, without limitation, risks relating to: (i) the possibility that the proposed transaction may not proceed; (ii) the ability to obtain regulatory or shareholder approvals, if required; (iii) the risk that Peraso’s board of directors or management may not respond or may oppose the proposal; (iv) failure to realize anticipated benefits of the transaction; (v) changes in the financial or operating performance of Mobix or Peraso; and (vi) general economic, market, and industry conditions. These and other risks are described in Mobix’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and other subsequent filings. All forward-looking statements are based on information available to Mobix as of the date of this release and Mobix undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. As a result of known and unknown risks, actual outcomes may differ materially from those indicated or implied by such forward-looking statements.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Mobix Labs, Inc. on June 26, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

Date: July 2, 2025	By:	/s/ Keyvan Samini
	Name:	Keyvan Samini
	Title:	President and Chief Financial Officer